SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2005



                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Colorado                        0-16335                   84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)



                 100 Mill Plain Road, Danbury, Connecticut 06811
                -------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (203) 791-3871
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3  Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities.

     On December 22, 2005, Ridgefield Acquisition Corp. (the "Company") sold 100,000 restricted shares of the Company's common stock, $.10 par value (the "Shares") to RAM Capital Management Trust I ("RAM Capital") pursuant to a Stock Purchase Agreement (the "Agreement") between the Company and RAM Capital dated December 8, 2005. The purchase price for the Shares was $165,000 or $1.65 per share. A copy of the Agreement is attached hereto as Exhibit 10.16.

     The Shares are restricted securities and were issued by the Company in a private transaction pursuant to Section 4(2) of the Securities Act of 1933.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------
10.16         Stock Purchase Agreement, dated December 8, 2005, between
              Ridgefield Acquisition Corp. and RAM Capital Management Trust I.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 23, 2005

                                           Ridgefield Acquisition Corp.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President